UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2008
DR PEPPER SNAPPLE GROUP, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33829 (Commission File Number)	75-3258232 (I.R.S. Employer Identification No.)

5301 Legacy Drive, Plano, Texas 75024
(Address of principal executive offices and zip code)
(972) 673-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events
     In connection with its separation from Cadbury Schweppes plc, Dr. Pepper Snapple Group, Inc. distributed to Cadbury Schweppes plc shareholders an information statement dated April 22, 2008. A copy of the information statement is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits:

Exhibit Number	Description

99.1	Information Statement of Dr Pepper Snapple Group, Inc. dated April 22, 2008

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DR PEPPER SNAPPLE GROUP, INC.
Date: April 28, 2008	By:	/s/ James L. Baldwin, Jr.
		Name:	James L. Baldwin, Jr.
		Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Information Statement of Dr Pepper Snapple Group, Inc. dated April 22, 2008